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                                                                    EXHIBIT 23.1

                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


Hugoton Royalty Trust
Dallas, Texas

As independent public accountants, we hereby consent to the incorporation by reference in Registration Statement No. 333-81849 on Form S-8 of Cross Timbers Oil Company of our report dated March 1, 2000, included in the Annual Report on Form 10-K of Hugoton Royalty Trust for the year ended December 31, 1999.



ARTHUR ANDERSEN LLP

Fort Worth, Texas
March 30, 2000